Investments - Security Holdings in an Unrealized Loss Position - General Information (Details) $ in Thousands	Sep. 30, 2019 USD ($) security	Dec. 31, 2018 USD ($) security	Dec. 31, 2017 USD ($) security
Number of positions:
Number of unrealized loss positions | security	39	173	125
Fair Value
Fair Value	$ 18,338	$ 73,763	$ 80,233
Unrealized Losses
Unrealized Losses	$ 55	$ 1,265	$ 701